                                                                   EXHIBIT 10.37



                              ADDENDUM TO AGREEMENT

         THIS ADDENDUM is made this 20th day of October, 1998 by and between INTERNATIONAL TELECOMMUNICATION DATA SYSTEMS, INC. ("ITDS"), a Delaware corporation with principal offices at 225 High Ridge Road, Stamford, Connecticut 06905, and HIGHWAY MASTER CORPORATION, a Delaware corporation with principal offices at 1155 Kas Drive, Richardson, Texas 75081 ("Customer").

WHEREAS, the parties have entered into a Software License Agreement, dated April 30, 1996 (the "Agreement"), and

WHEREAS, ITDS and Customer desire to amend the terms of the Agreement by extending the term of the Agreement for an additional three years, replacing the price chart attached to the Agreement.

         In consideration of the promises and the mutual covenants and agreements hereinafter set forth, ITDS and Customer agree as follows:

         1. The Highway Master Pricing Chart attached to the Agreement, as SCHEDULE B is hereby deleted and omitted in its entirety and is hereby replaced with the PRICE CHART EFFECTIVE Cycle 09-98, which is attached hereto and incorporated into the Agreement.

         2. The first sentence of Section 2.1 of the Agreement is hereby deleted and omitted in its entirety and is replaced with the following:

                  "The initial term of this Agreement shall commence upon the execution hereof and shall continue until September 1, 2002."

         3. [Text has been omitted pursuant to a request for confidential treatment. The omitted material has been filed separately with the SEC.]

         4. ITDS represents and warrants that its product and service provided under this agreement are year 2000 compliant.

         5. The first phrase of the last sentence of Section 3.1 which reads "Notwithstanding anything to the contrary contained in the Agreement" shall be deleted.

         6. Section 3.1 of the contract shall be amended by adding the following sentence to the end: [Text has been omitted pursuant to a request for confidential treatment. The omitted material has been filed separately with the SEC.]

         Except as expressly and specifically modified by the terms of this Agreement, the parties hereby ratify and confirm all of the terms and conditions of the Agreement. This Addendum to the Agreement shall also be considered to be legally binding and incorporated into the above referenced Agreement when executed by all parties.

         IN WITNESS WHEREOF, the parties have executed this Agreement.

INTERNATIONAL TELECOMMUNICATION               HIGHWAY MASTER CORPORATION
DATA SYSTEMS, INC.

By: (x) Peter P. Bassermann                   By (x) Jana Bell
   -------------------------------------        --------------------------------
Peter P. Bassermann                           Name: Jana Bell
President                                          -----------------------------
Date: 2-4-99                                  Title: President & CEO
     -----------------                              ----------------------------
                                              Date: 2/2/99
                                                   -----------------------------

                                   SCHEDULE B

                              HIGHWAYMASTER PRICING

  [Text has been omitted pursuant to a request for confidential treatment. The omitted material has been filed separately with the SEC.]



                                       3